Exhibit 10.1
AMENDMENT NO. 1 TO

ESCROW DEPOSIT AGREEMENT

THIS AMENDMENT NO. 1 TO ESCROW DEPOSIT AGREEMENT, dated as of May 13, 2015, is by and among Code Rebel Corporation, a Delaware corporation (the “Company”), Burnham Securities Inc., a Delaware corporation (the “Underwriter”), and Signature Bank, a New York State chartered bank (the “Escrow Agent”).

R E C I T A L S

The Company, the Underwriter and the Escrow Agent are parties to an Escrow Deposit Agreement, dated as of May 4, 2015, as amended (the “Agreement”).  Terms defined in the Agreement and used but not otherwise defined herein shall have the meanings given to them in the Agreement.

The Company, the Underwriter and the Escrow Agent wish to amend the Agreement as provided herein.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Section 1(a) of the Agreement is hereby deleted therefrom, and the following language is hereby inserted therein in lieu thereof (which includes new language underlined below):

The Underwriter and the Company shall instruct Subscribers to deliver to the Escrow Agent checks made payable to the order of “Signature Bank, as Escrow Agent for Code Rebel Corporation,” or funds by wire transfer to Signature Bank, ABA No. 026013576, 261 Madison Avenue, New York, New York 10016, for credit to Signature Bank, as Escrow Agent for Code Rebel Corporation, Account No. 1502549061, in each case with the name and address of the individual or entity making payment. All checks received the Underwriter from purchasers will be delivered by the recipient thereof to Signature Bank for deposit into the escrow account not later than 12:00 p.m. on the business day immediately following receipt. In the event any Subscriber’s address is not provided to Escrow Agent by the Subscriber, then the Company agrees to promptly provide Escrow Agent with such information in writing. The checks or wire transfers shall be deposited into a non-interest-bearing account at Signature Bank entitled “Code Rebel Corporation, Signature Bank, as Escrow Agent” (the “Escrow Account”).

2.           All other terms and conditions of the Agreement shall remain in full force and effect without modification.

[Remainder of page intentionally left blank; signature page follows.]

AMENDMENT NO. 1 TO ESCROW DEPOSIT AGREEMENT

(Signature Page)

This Amendment has been duly executed on the date hereinabove set forth.

CODE REBEL CORPORATION

By: /s/ Arben Kryeziu
Name: Arben Kryeziu
Title: Chief Executive Officer

BURNHAM SECURITIES INC.

By: /s/ Hugh Dunkerley
Name: Hugh Dunkerley
Title: Managing Director

SIGNATURE BANK

By: /s/ Steven Deneff
Name: Steven Deneff
Title: Vice President

By: /s/ Cliff Broder
Name: Cliff Broder
Title: Senior Vice President